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                                                                   EXHIBIT 10.55





                          HORIZON EXPLORATION LIMITED
                           HEADOFFICE, SEVENOAKS, UK
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DATED                     25th AUGUST                                       1993
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                         MARLEY WATERPROOFING LIMITED


                                    - to -




                         HORIZON EXPLORATION LIMITED




                             U N D E R L E A S E


                                 relating to
                       6 Pembroke Road  Sevenoaks  Kent





                            Thomson Snell & Passmore
                               3 Lonsdale Gardens
                                TUNBRIDGE WELLS
                                  Kent TN1 1NX
                                  259/0051/mb
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                                  PARTICULARS

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1.       DATE                         :        25th August              1993

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2.       THE PARTIES:

         A.      THE LANDLORD         :       MARLEY WATERPROOFING LIMITED
                                              whose registered office is at
                                              London Road Riverhead
                                              Sevenoaks  Kent
                                              TN13 2DS
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         B.      THE TENANT           :       HORIZON EXPLORATION LIMITED
                                              whose registered office is at
                                              14-16 Mount Ephraim Road
                                              Tunbridge Wells Kent  TN1 1EE
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3.    SHORT DESCRIPTION OF
      THE PREMISES                    :       6 Pembroke Road  Sevenoaks
                                              Kent
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4.    THE TERM                        :       A term of seven years commencing
                                              on 25th AUGUST 1993 and expiring
                                              on 24th AUGUST 2000





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5.       RENT                         :       L.120,000 per annum subject to
                                              review

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6.       RENT COMMENCEMENT DATE       :       25th AUGUST      1993

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7.       PERMITTED USE                :       Offices

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8.       SUPERIOR LEASE               :       The superior lease under which
                                              the Landlord holds the Premises
                                              dated 20th December 1985 and made
                                              between Strathclyde Regional
                                              Council (1) ("the Superior
                                              Landlord") the Landlord (2) and
                                              The Marley Tile Company Limited
                                              (3) for a term of 25 years
                                              from 29th September 1985





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T H I S  L E A S E made between the Parties named in the Particulars
W I T N E S S E S as follows:

1. UNLESS the context otherwise requires the following expressions bear the meanings ascribed to them as follows:

1.1 "THE LANDLORD" includes the reversioner for the time being immediately expectant upon the Term

1.2 "THE SUPERIOR LANDLORD" includes any person now or after the date of this Lease having title to the Premises mediately or immediately expectant on the termination of the Landlord's title

1.3              "THE TENANT" includes the Tenant's successor in title

1.4 "THE TERM" includes not only the term granted by this Lease but also the period of any holding over

1.5 "PLANNING ACTS" means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) act 1990 the Planning (Consequential Provisions) Act 1990 and any similar or amending legislation in force at any time during the Term

1.6 All references in this Lease to statutes statutory instruments rules orders and regulations or the like include (unless otherwise stated) any future re-enactments or modifications thereof and those made in substitution or replacement of any which are repealed and also include all instruments orders plans regulations permissions and directions for the time being made issued or given thereunder or deriving validity therefrom





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1.7              Words importing one gender include all other genders and words importing the singular include the plural and vice versa

1.8 Where the Tenant consists of two or more persons all covenants by the Tenant are deemed to be made by those persons jointly and severally

1.9 Words importing persons include firms companies and corporations and vice versa

1.10 Any provisions in this Lease referring to the consent permission or approval of the Landlord shall be construed as also requiring the consent approval or permission of any Superior Landlord and any mortgagee of the Landlord and any Superior Landlord if so required under the Superior Lease

1.11             (a)      All rights of entry or other rights or easements
                          exercisable by the Landlord shall extend to include any Superior Landlord or persons authorised by them and their respective surveyors servants contractors licensees and work people with or without plant and appliances and materials

                 (b) All rights exercisable by the Tenant shall extend to include all persons authorised by the Tenant and their respective surveyors servants contractors licensees and work people with or without plant and appliances and materials

1.12 Any covenants by the Tenant not to do any act or thing are deemed to include a covenant not to permit or suffer the doing of that act or thing

2. IN consideration of the rent and covenants hereinafter respectively reserved and contained and on the part of the Tenant to be respectively paid and performed the Landlord HEREBY DEMISES unto the Tenant ALL THAT





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         premises shortly described in paragraph 3 of the Particulars and more particulary defined in the Schedule to the Superior Lease together with all additions and alterations thereto (hereinafter called "the Demised Premises") SUBJECT TO all covenants restrictions and stipulations of whatever kind which may affect or relate to the Demised Premises TO HOLD the same unto the Tenant from 25th AUGUST 1993 for the term of seven years YIELDING AND PAYING therefor during the said term without any deduction:

2.1              firstly for the period from                25th AUGUST 1993 to
                 24th NOVEMBER                              1993 the rent of a
                 peppercorn and as from                     25th NOVEMBER 1993

                 the yearly rent of L.120,000 or such substituted rent as may become payable under the rent review provisions in clause 6 of this Lease payable in advance on the usual quarter days (such payments if required by the Landlord to be made direct to the Landlord's bankers by periodical order drawn by the Tenant on the Tenant's bank or other account to reach the Landlord's bankers on the due date for rent hereunder)

2.2 secondly by way of further or additional rent from time to time sums equal to the amounts paid by the Landlord to the Superior Landlord pursuant to clause 3(2) of the Superior Lease in respect of the insurance of the Demised Premises such further rent to be paid on demand

3. THE Tenant HEREBY COVENANTS with the Landlord to the intent that the obligations may continue throughout the Term as follows:





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3.1              to pay during the Term the rents hereby reserved at the times and in the manner aforesaid without any deduction

3.2 to bear pay and discharge all existing and future rates taxes duties charges assessments impositions and outgoings and obligations whatsoever (whether parliamentary parochial local or of any other description and whether or not of a capital or non-recurring nature which now are or may at any time hereafter during the Term be charged levied rated assessed or imposed upon or payable in respect of the Demised Premises or any part thereof or upon the owner or occupier in respect thereof and also to pay and discharge and indemnify the Landlord against any empty rate rating surcharge or similar imposition which may whether during or after the expiration or sooner determination of the Term be imposed in respect of the Demised Premises or any part thereof if and in so far as the same arises by reason of any failure to occupy the Demised Premises or any part thereof during the Term PROVIDED THAT this sub-clause shall under no circumstances be construed as making the Tenant liable in any way for any taxes or charges (of whatever nature) imposed or assessed as a result of any disposal of the Landlord's interest in the Demised Premises or any dealing by the Landlord therewith

3.3 to pay to the suppliers thereof all charges for gas and electricity (including meter rents if any) consumed in the Demised Premises during the Term

3.4 notwithstanding anything else contained in this Lease not to alter or add to the Demised Premises or change the use thereof or dispose of





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                 or deal in the Tenant's interest therein in such manner as thereby to involve the Landlord in any fiscal liability
3.5 to deliver to the Landlord free of charge a copy of every notice order requisition direction or proposal given made or issued by a competent authority affecting the Demised Premises or the user of the Demised Premises as soon as the Tenant becomes aware thereof and at the request and joint cost of the Landlord and Tenant to make or join in making such objections or representations against or in respect of any such notice order requisition direction or proposal as the Landlord shall reasonably deem expedient

3.6 to repay on demand to the landlord all sums incurred by the Landlord in connection with the cost of making repairing and cleansing all party and other walls gutters sewers drains pipes conduits wires and cables belonging to or used with the Demised Premises in common with adjoining or neighbouring premises all amounts due from the Tenant under this sub-clause being recoverable as rent arrears

3.7 in the years ending 28th September 1994 (but only if decoration for that year is required by the Superior Landlord) and 28th September 1997 and in the last six months of the Term (however determined) but not in two successive years to paint or otherwise treat as the case may require the whole of the outside woodwork ironwork metal work cement or stucco work (if any) and other external parts of the Demised Premises usually or requiring to be painted or otherwise treated with two good coats of good quality paint or other suitable material of the good quality in a proper and workmanlike manner and at the same





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                 times with every such painting to clean restore point and make good the external brickwork stucco and stonework of the Demised Premises to the extent that may be necessary all such works to be carried out to the reasonable satisfaction of the Landlord and the colours and patterns of all such works of painting and decorating on the final occasion during the Term to be previously approved in writing by the Landlord

3.8 in the year ending 29th September 1995 (but only if decoration for that year is required by the Superior Landlord) and in the last six months of the Term (however determined) but not in two successive years to paint paper plaster or otherwise treat as the case may require all interior parts of the Demised Premises usually or requiring to be painted papered plastered or otherwise treated with not less than two coats of good quality paint or other suitable material of good quality in a proper and workmanlike manner the colour and quality of the paint and other finishes in the last six months of the Term to be first approved by the Landlord and also at the same times with every such painting to the extent necessary to wash down all tiles glazed bricks and similar washable surfaces and make good all ornamental works

3.9              (a)      to keep in good and substantial repair order and
                          condition the whole of the Demised Premises
                          (including the exterior the structure the walls the roofs and foundations thereof and any alterations additions or improvements to the Demised Premises) and the water ventilation sanitary and heating apparatus and the sewers drains and appurtenances thereof and the boundary walls and fences of the Demised Premises and to carry out from time





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                          to time whenever requisite all necessary reparations
                          and rebuilding works and amendments whatsoever

                 (b) to keep the Demised Premises clean tidy and properly cleansed and in particular to clean the windows therein as often as occasion shall require

                 (c) to keep the open areas of the Demised Premises clean and tidy and to maintain the trees and shrubs thereon

3.10 not at any time during the said term to make or permit or suffer to be made any alteration or addition whatsoever to the Demised Premises other than (and subject to the prior approval of the Landlord to the plans and specifications thereof) the erection and dismantling of non-structural partitioning

3.11 not to make or permit or suffer to be made any alteration or addition to any electrical installation in or on the Demised Premises except in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the regulations of the relevant electricity supply authority

3.12 to permit the Landlord and its agents with or without workmen and others at any reasonable time or times and upon reasonable notice in writing (save in emergency) to enter and examine the Demised Premises to ensure that nothing has been done therein which constitutes a breach of any of the covenants contained in these presents and to examine the state and condition of the Demised Premises

3.13 duly and immediately to remedy repair and make good all breaches of covenant and defects of which notice in writing shall be given by the





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                 Landlord to the Tenant and which the Tenant shall be liable to remedy repair or make good under the covenants contained in this Lease and in case the Tenant shall make default in commencing and thereafter diligently proceeding with so doing within two months after the date of any such notice it shall be lawful (but not obligatory) for the Landlord without prejudice to the right of re-entry hereinafter contained to enter upon the Demised Premises and to remedy repair and make good the same at the cost of the Tenant which cost together with the proper expenses of the Landlord (including surveyors' and other professional fees) thereby incurred shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

3.14 to permit the Landlord and its agents at any reasonable time or times upon reasonable notice in writing (save in emergency) to enter the Demised Premises and to take schedules or inventories of the fixtures and things to be yielded up at the expiration or sooner determination of the Term

3.15 to permit the Superior Landlord and all persons authorised by it and their agents and workmen and the owners and occupiers of any adjoining or neighbouring premises or their respective agents and workmen at any reasonable time or times upon reasonable notice in writing (save in emergency) to enter upon the Demised Premises where necessary for executing repairs additions or alterations to or upon any adjoining or neighbouring premises or for building on land adjoining the Demised Premises or for laying constructing repairing maintaining renewing making connections with or cleansing or keeping in good





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                 order and condition all pipes drains channels watercourses sewers wires cables gutters ditches culverts fences or other conveniences which shall belong to or serve the Demised Premises in common with other premises or be in or upon the Demised Premises and also for the purpose of laying down maintaining repairing renewing and testing drainage gas and water pipes and electric wires or cables or for other similar purposes the persons entering making good all damage thereby occasioned to the Demised Premises

3.16             (a)      at all convenient hours in the daytime to permit all
                          prospective purchasers of or dealers in the Landlord's reversionary interest by order in writing of the Landlord or its agents to view the Demised
                          Premises without interruption

                 (b) to permit the Landlord or its agents at any time within six calendar months next before the expiration of the Term to enter upon the Demised Premises and to fix and retain without interference upon any suitable part or parts thereof but not so as to obstruct any doors or windows a notice board for re- letting the same and to permit all persons by order in writing of the Landlord or its agents to view the Demised Premises at all convenient hours in the daytime without interruption

3.17 to occupy the Demised Premises forthwith and not to use or permit or suffer the same to be used for any noisy noisome offensive or dangerous trade activity manufacture business or occupation or for any illegal or immoral purpose nor to do or permit or suffer to be done on the Demised Premises any act matter or thing whatsoever which may





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                 be or in the reasonable opinion of the Landlord tend to become an annoyance nuisance damage disturbance inconvenience or to the prejudice of the Landlord or the owners or occupiers of any adjoining or neighbouring premises or the neighbourhood and without prejudice to the generality of the foregoing not to use or permit the Demised Premises to be used otherwise than as offices PROVIDED THAT no representation or warranty is or has prior to the date hereof been given or made by or on behalf of the Landlord that any such use is or will be or will remain a permitted use under the Planning Acts or that the Demised Premises are or will remain otherwise fit for any such use

3.18             (a)      not to make or permit or suffer to be made any
                          application for planning permission in respect of the Demised Premises without the consent of the Landlord such consent not to be unreasonably withheld

                 (b) not to do or omit or permit or suffer to be done or omitted any act or thing on or in relation to the Demised Premises or the user of the Demised Premises the doling or omission of which shall constitute a contravention of the Planning Acts

                 (c) promptly to execute at the Tenant's own expense all such works as are or may under or in pursuance of the Planning Acts or any other Act or Acts of Parliament already or hereafter to be passed be directed or required by any local public or other competent authority to be executed at any time upon or in respect of the Demised Premises or the user thereof whether by the Landlord or Tenant thereof (including without prejudice to





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                          the generality of the foregoing the provision and
                          maintenance of fire escapes and toilet facilities and elimination of smoke effluvia vapour and grit)

3.19             (a)      not to carry on or suffer upon the Demised Premises
                          any trade business or occupation in any manner or do or suffer any other thing which may make void or voidable any policy for the insurance of the Demised
                          Premises or render any increased or extra premium payable for such insurance and to comply at its own expense with all reasonable directions and recommendations of the insurers of the Demised
                          Premises

                 (b) to make up out of its own moneys any deduction in any insurance moneys paid by the Superior Landlord's insurers made as a result of repair or maintenance of the Demised Premises not in compliance with the covenants in this Lease

                 (c) to insure and keep insured in the name of the Landlord (and if so required the Superior Landlord) and of the Tenant all the plate glass windows and doors in the Demised Premises against breakage in an insurance office to be nominated by the Landlord from time to time to the full value thereof and to pay all premiums necessary for that purpose and whenever required to produce to the Landlord or its agent the policy or policies of insurance and the receipt for the current year's premium and to cause all moneys received by virtue of such insurance to be forthwith laid out in reinstating the said plate glass windows





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                          and doors with plate glass of the same quality and
                          thickness and to make up any deficiency out of the Tenant's own moneys

3.20 not to hold or permit or suffer to be held upon the Demised Premises any sale by auction public exhibition political meeting show spectacle or gambling

3.21 not to keep or permit or suffer to be kept on the Demised Premises any material of a dangerous combustible explosive radio-active or other similar nature except in accordance with the provisions of any relevant Act or Acts of Parliament for the time being in force and after due notice to the insurers of the Demised Premises and payment of every increased or extra insurance premium which ought to be paid

3.22 not to fix to or place upon or permit or suffer to be fixed to or placed upon the Demised Premises any machinery article or substance which in the reasonable opinion of the landlord may be liable to damage or overload the structural parts or roofs or floors of the buildings included in the Demised Premises

3.23 not without the consent in writing of the Landlord first obtained (such consent not to be unreasonably withheld or delayed) to affix or display or permit or suffer to be affixed or displayed to or on the Demised Premises any sign fascia hoarding poster placard skysign flagpole mast lettering or advertisement whatsoever which shall be visible from outside the Demised Premises and in default of obtaining such consent the Landlord may enter and remove the same at the cost of the Tenant

3.24 to take all steps necessary to prevent any encroachment upon the Demised Premises or the acquisition of any new right to light passage





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                 drainage or other encroachment over upon or under the Demised
                 Premises and to give notice to the Landlord of any threatened encroachment or attempt to acquire any such easement

3.25 not to underlet the whole or any part of the Demised Premises nor to assign charge or part with or share possession or occupation of or permit any person to occupy the Demised Premises or any part or parts (as opposed to the whole) thereof:

                 (a) except by an assignment or charge of the whole of the Demised Premises
                 (b) without the Landlord's previous written consent (which shall not be unreasonably withheld or delayed)

                 PROVIDED THAT the Landlord may on any assignment of this Lease require that the Tenant shall:

                          (i) procure that the assignee covenants with the Landlord to pay the rents reserved (including substituted rents) and perform and observe the covenants on the part of the Tenant contained in this Lease and

                          (ii) if the assignee is a private limited company or if the Landlord shall otherwise require procure that a surety of sufficient financial status having regard to the obligations contained in this Lease shall covenant with the Landlord that the assignee will pay the said rents (including substituted rents) and perform and observe the said covenants and to indemnify and save harmless the Landlord against all losses damages costs and





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                                  expenses arising by reason of any default of
                                  the said assignee and such covenant shall further provide in the usual form that any neglect or forbearance of the Landlord shall not release or exonerate such persons and shall further provide for such persons to accept a new lease of the Demised Premises upon disclaimer of these presents by the said assignee or on its behalf if so required by the Landlord within six months of such disclaimer (such new lease to be for the residue then unexpired of the Term and at the rents payable and subject to the same tenant's covenants and to the same provisos and conditions as those in force immediately before such disclaimer and to be granted at the cost of such persons in exchange for a counterpart duly executed by them)

3.26 within 14 days of every assignment or charge of this Lease to give notice thereof in writing with particulars thereof to the Landlord's solicitors and produce such instrument for registration by them and supply a true copy thereof and to pay to the Landlord's solicitors a reasonable registration fee in respect of each such instrument such fee to be determined by the Landlord's solicitors

3.27 to take such measures as may be necessary to ensure that any effluent discharged into the drains or sewers which belong to or serve the Demised Premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein





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3.28             not to discharge or allow to be discharge any solid matters from the Demised Premises into the drains or sewers which belong to or serve the Demised Premises nor to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature

3.29 not to install or keep or permit or suffer to be installed or kept on the Demised Premises any machinery which causes undue noise fumes or vibrations liable to result in nuisance injury or damage to persons or to the Demised Premises or to adjoining or neighbouring premises

3.30 to keep the Demised Premises supplied and equipped with all fire fighting and extinguishing appliances as may from time to time be required by law or by the insurers of the Demised Premises and also to keep in force regular maintenance contracts as necessary for such fire fighting and extinguishing appliances

3.31 to give notice forthwith to the Landlord of any "relevant defect" within the meaning of Section 4 of the Defective Premises Act 1972 or any statutory modification or re-enactment thereof in the state of the Demised Premises and at all times to display and maintain all notices relating thereto (including the wording thereof) which the Landlord may from time to time reasonably require to be displayed or erected at or in the Demised Premises

3.32 to observe and perform the covenants rights exceptions reservations and other matters contained mentioned or referred to in the Charges Register (except for Charge Number 4) of Title Number K601332 at H.M. Land Registry and to keep the Landlord fully and effectually indemnified at all times and the Tenant hereby indemnifies the





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                 Landlord accordingly against all costs claims liabilities
                 actions and expenses arising from any breach non-observance or non-performance of or non-compliance with any of the aforesaid covenants rights exceptions reservations and other matters
3.33             to pay to the Landlord all proper costs charges and expenses incurred by the Landlord including but without prejudice to the generality of the foregoing legal and surveyors' costs:

                 (a) incidental to or in contemplation of the preparation and service of a notice under Section 146 of the Law of Property Act 1925 or in contemplation of any proceedings under Sections 146 or 147 of the said Act (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said Section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Act and notwithstanding forfeiture is avoided otherwise than by relief granted by the Court) and to indemnify and keep indemnified the Landlord against all costs charges expenses claims and demands whatsoever in respect of the said proceedings and the preparation and service of the said notice

                 (b) incidental to or in contemplation of the preparation and service of a Schedule of Dilapidations at any time during or after the expiration of the Term

                 (c) in connection with or in procuring the remedying of any breach of covenant on the part of the Tenant contained in this Lease

                 (d) in connection with any application for consent required by this Lease whether or not such application is withdrawn by the Tenant or consent be granted

3.34 at all times during the Term at the Tenant's own expense to execute all works and provide and maintain all arrangements required by and to observe and comply in all respects with the provisions and requirements of any and every enactment (which expression in this covenant includes as well any and every Act of Parliament already or hereafter to be passed as any and every notice direction order regulation or bye-law already or hereafter to be made under or in pursuance of or deriving effect from any such Act) or required by any government department public local or other authority or duly authorised officer or Court of competent jurisdiction acting under or in pursuance of any enactment as are or may be directed or required to be executed or provided or maintained at any time during the said term upon or in respect of the Demised Premises or any additions or improvements thereto or the user thereof for any purposes or the employment therein of any person or any fixtures machinery plant or chattels for the time being affixed hereto or being thereupon or used for the purposes thereof whether by the owner or the occupier thereof AND to indemnify and keep indemnified the Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so directed or required as aforesaid AND not at any time during the said term to do or omit or suffer to be done or omitted on or about the

                 Demised Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

3.35 to indemnify and keep indemnified the Landlord from and against legal liability in respect of all actions proceedings claims demands losses costs expenses damages and liability in respect of any injury to any person or damage to any property movable or immovable by reason of or arising in any way directly or indirectly out of the non-compliance by the Tenant with its obligations under this Lease and whether as to the repair and the condition of the Demised Premises or any alteration to or the user of the Demised Premises or otherwise and from all proceedings costs claims and demands of whatsoever nature in respect of any such liability or alleged liability

3.36 to be responsible for and to indemnify the Landlord against all damage occasioned to the Demised Premises or any adjacent or neighbouring premises or to any person caused by any act default or negligence of the Tenant or the servants agents licensees or invitees of the Tenant
3.37             to yield up unto the Landlord at the expiration or sooner

                 determination of the Term so painted treated repaired cleansed maintained amended and kept as aforesaid the Demised Premises and the keys and all additions and improvements made thereto in the meantime and all fixtures of every kind in or upon the Demised Premises or which during the Term may be affixed or fastened to or upon the same except tenant's or trade fixtures and prior to the expiration or sooner determination of the Term in case any of the Landlord's or Superior Landlord's fixtures and fittings shall be missing broken damaged or destroyed forthwith to replace them with others of a similar character and of equal quality and at such time to replace to the extent reasonably necessary all carpets with carpets of at least equal quality and of a colour and design approved by the Landlord (such approval not to be unreasonably withheld) and in the event of any alterations having been made during the Term to the Demised Premises to reinstate the Demised Premises (if so required by the Landlord) to the condition in which they were prior to the making of such alterations and in any event to remove any moulding sign writing or painting of the name or business of the Tenant and other persons from the Demised Premises and make good any damage caused by such removal or removal of the Tenant's fixtures fittings furniture and effects

3.38 immediately prior to the expiration or sooner determination of the said term at the cost of the Tenant if so requested by the Landlord to remove and make good all alterations or additions made to the Demised Premises by the Tenant at any time during the Term

3.39 wherever in this Lease provision is made for the Tenant to pay any sum (including without prejudice to the generality of the foregoing the rents reserved by this Lease legal costs registration fees surveyors' and other professional fees charges and expenses) on which value added tax is payable then to pay in addition to that sum value added tax on that sum at the rate appropriate at the time of the supply

3.40 to observe and perform the covenants and conditions on the part of the lessee contained in the Superior Lease so far as they are consistent herewith and to indemnify the Landlord from and against any actions proceedings claims damages costs expenses or losses arising from any breach non-observance or non-performance of such covenants and conditions

4.       THE Landlord HEREBY COVENANTS with the Tenant as follows:

4.1 that the Tenant paying the rents hereinbefore reserved and observing and keeping the several covenants by the Tenant herein contained may peaceably hold and enjoy the Demised Premises during the term without any interruption by the Landlord or by any person lawfully claiming through under or in trust for it

4.2 on the request and at the expense of the Tenant to take reasonable steps to enforce the covenants on the part of the Superior Landlord contained in the Superior Lease

4.3              to pay the rents reserved by the Superior Lease

5.       PROVIDED ALWAYS AND IT IS HEREBY AGREED as follows:

5.1 that if the said yearly rents and payments hereby reserved or any part thereof shall at any time be in arrear and unpaid for 14 days after the same shall have become due (whether any formal or legal demand therefor shall have been made or not) or if the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements herein contained and on the Tenant's part to be performed and observed or if the Tenant:

                 (a) being a company shall enter into liquidation whether compulsory or voluntary (not being a voluntary liquidation for the purpose of amalgamation or reconstruction) or have a winding up Order made against it or if a Receiver shall be appointed of its undertaking or permit any execution to be levied on the Demised Premises or

                 (b) being a natural person shall have a bankruptcy order made against him or permit any execution to be levied on the Demised Premises or enter into any arrangement or composition for the benefit of his creditors then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by it into or upon the Demised Premises or any part thereof in the name of the whole to re-enter and the Demised Premises peaceably to hold and enjoy thenceforth as if these presents had not been made without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Landlord hereinbefore contained

5.2 if the rents hereby reserved or any part thereof shall be unpaid after becoming payable (whether legally demanded or not) or if any sum due from the Tenant shall remain unpaid after becoming due then the Tenant shall pay by way of further rent interest on the sum outstanding from the date it became due until payment at the rate of 4% per annum over Midland Bank plc base rate for the time being

5.3 all sums due to the Landlord under this Lease shall be payable as rent and the Landlord shall have the same remedies for the recovery thereof as the Landlord would or might have for rent in arrear

5.4 if the Demised Premises or any part thereof shall be destroyed or damaged by fire or other risk against which the Superior Landlord shall have insured so as to be unfit for occupation and use then (unless the insurance money shall be wholly or partially irrecoverable by reason of any act or default of the Tenant) payment of the rent or of a fair and just proportion thereof according to the nature and extent of such destruction or damage shall be suspended until the Demised Premises or the part so destroyed or damaged shall be again rendered fit for occupation and use PROVIDED THAT if no building contract has been entered into to reinstate the Demised Premises or repair such damage within three years from the date of destruction or damage either party shall be entitled to determine the term hereby granted by giving to the other party written notice at any time before such building contract has been entered into to expire at any time whereupon the present demise and everything herein contained shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of covenant PROVIDED FURTHER THAT the Tenant's right to determine the term pursuant to this clause shall only apply to the extent that insurance money shall not be partly or wholly irrecoverable by reason solely or in part of any act or default of the Tenant and any dispute concerning this clause shall be referred to arbitration in accordance with the Arbitration Act 1950

5.5 the regulations as to service of notices contained in Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall be deemed to be incorporated herein for the purpose of service of all notices
5.6              having been authorised to do so by an Order of the Tunbridge

                 Wells County Court made on the   29th   day of  July 1993
                 under the provisions of Section 38(4) of the Landlord and Tenant Act 1954 as amended by Section 5 of the Law of Property Act 1969 the parties hereto agree that the provisions of Sections 24 to 28 inclusive of that Act should be excluded in relation to the demise hereby created

5.7 that if at any time hereafter any dispute doubt or question shall arise between the Landlord and the Tenant touching the construction meaning or effect of these presents or any clause or thing herein contained or their respective rights or liabilities under these presents or otherwise in relation to the said premises or in case any valuation shall require to be made under the provisions hereinbefore contained (for which no provision is made elsewhere in this Lease) then every such dispute shall be referred to an arbitrator to be appointed either by agreement between the parties or in default of agreement by the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1950 or any statutory modification or enactment in that behalf for the time being in force

5.8 notwithstanding the acceptance of or demand for rent by the Landlord or its agents with knowledge of a breach of any of the covenants on the part of the Tenant herein contained the Landlord's right to forfeit this Lease on the ground of such breach shall remain in force and the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as aforesaid as a defence
5.9              the Tenant shall not be or become entitled to any compensation on quitting the Demised Premises under the provisions of
                 Section 37 of the Landlord and Tenant Act 1954 or any statutory modification or re- enactment thereof

6. PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:

6.1              In this clause:

                 "REVIEW DATE" shall mean 29th September 1995

                 "REVIEW PERIOD" shall mean the period between the Review Date and the end of the Term

                 "CURRENT RENTAL VALUE" shall mean such rent as would be obtainable on the Review Date for the Demised Premises in good and substantial repair and condition and fit for immediate occupation and use let as a whole without premium upon the open market by a willing landlord to a willing tenant on the assumption of a letting with vacant possession for a term equal to the original length of the term of the Superior Lease on the basis that all covenants and conditions of this Lease have been fully complied with and that no work has been carried out thereon by the Tenant its sub-tenants or their predecessors in title during the Term which has diminished the rental value of the Demised Premises and that if the Demised Premises have been destroyed or damaged they have been fully restored and upon a lease in the same terms in all respects as these presents (other than that as to the amount of the original rent but including this present clause) as varied from time to time and with the benefit of any licences granted by the Landlord and any waiver or variation beneficial to the Tenant of any of the covenants and conditions contained herein and on the assumption that the whole of the area of the ground and first floors of the Demised Premises shown within the red lines on drawing numbers 1530/16 and 1530/17 respectively annexed to the Superior Lease is net usable space available for unrestricted office use notwithstanding that all of such space may not be so usable but disregarding:

                 (a) any effect on rent of the fact that the Tenant has been in occupation of the Demised Premises or of any goodwill attaching to the Demised Premises by reason of the Tenant having carried on business on the Demised Premises and

                 (b) any effect on rent of any improvement to the Demised Premises carried out by the Tenant otherwise than in pursuance of an obligation arising under this Lease

                 (c) any effect on rent of any condition or conditions attaching to any planning permission or permissions from time to time relating to the Demised Premises

6.2 The rent payable in respect of the Review Period shall be ascertained in the following manner:

                 (a) the parties shall endeavour to agree in writing not later than three months before the Review Date upon the substituted rent payable throughout the Review Period
                 (b)      if the parties fail to agree the substituted rent by

                          a date three months before the Review Date either party may require the substituted rent to be determined under the following clauses 6.3 to 6.7 (inclusive) and the sum so determined shall be the substituted rent payable through the Review Period

6.3 The determination of a substituted rent consequent upon the failure by the parties to agree the same shall be effected by a referee agreed on by the parties or if not agreed on by them within one month from the nomination in writing of a referee by one party to the other appointed on the application of either party by the President (or some other officer if the President is unable to act) for the time being of the Royal Institution of Chartered Surveyors (or any successor to that Institution)

6.4 The referee agreed upon or appointed under clause 6.3 shall act as an arbitrator pursuant to the Arbitration Act for the time being in force (save as modified by the provisions of this clause)

6.5              (a)      The referee shall notify in writing to the parties
                          such sum as he shall determine to be the current rental value of the Demised Premises at the Review
                          Date and (subject to the provisions of clause 6.6 hereof) such sum shall be the substituted rent payable throughout the Review Period

                 (b) The award of the referee shall also provide for the manner in which the costs of the determination shall be borne and may also provide for the payment of costs by one party to the other and in settling upon such matters the referee may have regard to any offers made by either party to the other and the nature and content of any representations made to him by or on behalf of the parties

6.6 Under no circumstances shall the substituted rent for the Review Period be less than the rent reserved by this Lease for the period prior to the commencement of the Review Period or the rent payable by the Landlord to the Superior Landlord pursuant to the provisions for review of rent contained in the Superior Lease whichever shall be higher

6.7 During any period that any substituted rent payable under the preceding clauses has not been ascertained the Tenant shall continue to pay rent of the amount previously payable but within 14 days of such ascertainment the Tenant shall pay to the Landlord any difference between the amounts actually paid and the amounts payable as a result of such ascertainment together with interest at the base rate of Midland Bank plc for the time being in force on a day to day basis

6.8 During any period that any substituted rent ascertained under this clause shall not be recoverable in whole or part by virtue of any statute regulation instrument or order the Tenant shall pay rent at the highest level from time to time recoverable under the restrictions and shall pay the full amount of the substituted rent as soon as the restrictions shall cease to be effective

6.9 If at or following the Review Date any statute regulation instrument or order shall prevent the exercise of the process of ascertainment of a substituted rent provided for in this clause such exercise shall be postponed until such prohibition be repealed or so released or modified as to permit such step to be taken and the Review Date shall be a date three months after such repeal release or modification as the case may be

6.10 After the ascertainment of any substituted rent under this clause a memorandum recording the amount the same signed by or on behalf of the parties shall at the joint expense of the parties forthwith be endorsed on this Lease and the counterpart thereof

THE COMMON SEAL of MARLEY         )
WATERPROOFING LIMITED was         )
affixed to this deed in the       )
presence of:                      )
                                        [SEAL]

                                  Director

                                  /s/   [illegible signature]


                                  Secretary  /s/   [illegible signature]